Acquisitions, business combinations, investments (including debt securities), purchases of intangible assets, divestitures and sale of debt securities (Tables)	12 Months Ended
Dec. 31, 2022
Acquisitions, business combinations, investments (including debt securities), purchases of intangible assets, divestitures and sale of debt securities
Schedule of reconciliation of goodwill recognized

Reconciliation of goodwill recognized
	in $ THOUS	in € THOUS
Fair value of consideration transferred of the Company's interest in FHP	398,419	401,066
Fair value of previously held equity method investment in InterWell Health LLC	175,434	176,600
	573,853	577,666

Fair Values of Assets Acquired and Liabilities Assumed (preliminary)
Less: Cash and cash equivalents	(57,383)	(57,764)
Less: Other assets	(2,819)	(2,838)
Less: Intangible assets	(53,919)	(54,277)
Other liabilities	13,029	13,116
Noncontrolling interests	186,789	188,030
Goodwill	659,550	663,933

During the fourth quarter of 2022, the Company updated the purchase price allocation as a result of obtaining additional information. The fair value of the consideration transferred to Cricket and InterWell Health, LLC was reduced by $7,667 (€7,718) to reflect an updated capital interest allocation related to share-based compensation arrangements of Cricket at the Acquisition Date. As such, the noncontrolling interests of Cricket and InterWell Health, LLC in NewCo were reduced by $7,369 (€7,418). Additionally, management adjusted the underlying parameters utilized to value intangible assets acquired, which resulted in an increase of $19,400 (€19,529). The Company also updated its tax analysis, specifically in the U.S. Deferred tax liabilities were adjusted by $9,084 (€9,144), which resulted in net deferred taxes of zero.